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                                United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)



       Delaware                    0-23108                 Not required
       --------                    -------                 ------------
(State of organization)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                          19720
--------------------                                          -----
(Address of principal                                       (Zip Code)
executive offices)

                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(b) OF THE ACT:



                                                      Name of each exchange
Title of each class                                   on which each class
to be so registered                                   is to be registered
-------------------                                   -------------------
       None                                                  None

                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(g) OF THE ACT:


       Series 1998-6 5.85% Class A Credit Card Pass-Through Certificates Series 1998-6 6.05% Class B Credit Card Pass-Through Certificates
       -----------------------------------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

         Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 15 to 28 of the Prospectus dated July 23, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103) and on pages S-17 to S-31 of the Prospectus Supplement dated July 23, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103).

Item 2.  Exhibits

             Exhibit 4.1 (a)    Pooling and Servicing Agreement, dated as of
                                October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S.
                                Bank National Association (formerly First Bank
                                National Association, successor trustee to Bank of America Illinois, formerly Continental Bank,
                                National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card
                                Master Trust I's Registration Statement on Form
                                S-1 (Registration No. 33-71502), filed on
                                November 10, 1993).

             Exhibit 4.1 (b)    First Amendment to Pooling and Servicing
                                Agreement, dated as of August 15, 1994, between Greenwood Trust Company as Master Servicer,
                                Servicer and Seller and U.S. Bank National
                                Association (formerly First Bank National
                                Association, successor trustee to Bank of America Illinois, formerly Continental Bank,
                                National Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card
                                Master Trust I's Current Report on Form 8-K, dated August 1, 1995 and filed on August 10,
                                1995, File No. 0-23108).

             Exhibit 4.1 (c)    Second Amendment to Pooling and Servicing
                                Agreement, dated as of February 29, 1996, between Greenwood Trust Company as Master
                                Servicer, Servicer and Seller and U.S. Bank
                                National Association (formerly First Bank
                                National Association, successor trustee to Bank of America Illinois, formerly Continental Bank,
                                National Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card
                                Master Trust I's Current Report on Form 8-K, dated April 30, 1996 and filed on May 1, 1996,
                                File No. 0-23108).



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             Exhibit 4.1 (d)    Third Amendment to Pooling and Servicing
                                Agreement, dated as of March 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card Master Trust I's Registration Statement on Form 8-A filed April 13, 1998, File No. 0-23108).

             Exhibit 4.2 Series Supplement, dated as of July 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1998-6, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated July 30, 1998, File No. 0-23108).

             Exhibit 99.1 Prospectus Supplement dated July 23, 1998 and Prospectus dated July 23, 1998 with respect to the 5.85% Class A Credit Card Pass-Through Certificates and the 6.05% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-6.






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                                   Signature

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Discover Card Master Trust I
                                           (Registrant)

                                           By:  Greenwood Trust Company
                                           (Originator of the Trust)



Dated:  July 30, 1998               By:    /s/ John J. Coane
                                        --------------------------------
                                               John J. Coane
                                               Vice President, Director of
                                               Accounting and Treasurer





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                                 EXHIBIT INDEX


Exhibit No.                                                                Page
-----------                                                                ----

  4.1 (a)           Pooling and Servicing Agreement, dated as of            ---
                    October 1, 1993, between Greenwood Trust
                    Company as Master Servicer, Servicer and
                    Seller and U.S. Bank National Association
                    (formerly First Bank National Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card
                    Master Trust I's Registration Statement on
                    Form S-1 (Registration No. 33-71502), filed on November 10, 1993).

  4.1 (b)           First Amendment to Pooling and Servicing                ---
                    Agreement, dated as of August 15, 1994,
                    between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formerly First Bank
                    National Association, successor trustee to
                    Bank of America Illinois, formerly
                    Continental Bank, National Association) as
                    Trustee (incorporated by reference to Exhibit
                    4.4 of Discover Card Master Trust I's Current
                    Report on Form 8-K, dated August 1, 1995 and filed on August 10, 1995, File No. 0-23108).

  4.1(c)            Second Amendment to Pooling and Servicing               ---
                    Agreement, dated as of February 29, 1996, between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formerly First Bank
                    National Association, successor trustee to
                    Bank of America Illinois, formerly
                    Continental Bank, National Association) as
                    Trustee (incorporated by reference to Exhibit
                    4.4 of Discover Card Master Trust I's Current
                    Report on Form 8-K, dated April 30, 1996 and filed on May 1, 1996, File No. 0-23108).


                                     Page 5

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  4.1 (d)           Third Amendment to Pooling and Servicing
                    Agreement, dated as of March 30, 1998,
                    between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formerly First Bank
                    National Association, successor trustee to
                    Bank of America Illinois, formerly
                    Continental Bank, National Association) as
                    Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card Master Trust I's Registration Statement on Form 8-A filed April 13, 1998, File No. 0-23108).

  4.2               Series Supplement, dated as of July 30, 1998,           ---
                    between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association as Trustee, with respect to Series 1998-6, including form of Class A
                    Certificate and form of Class B Certificate
                    (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated July 30, 1998, File No.
                    0-23108).

  99.1 Prospectus Supplement dated July 23, 1998 and Prospectus dated July 23, 1998 with respect to the 5.85% Class A Credit Card Pass-Through Certificates and the 6.05% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-6.




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